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                                                                   EXHIBIT 10(a)

                           COVER-ALL TECHNOLOGIES INC.
                            2005 STOCK INCENTIVE PLAN

                                  INTRODUCTION

        Cover-All Technologies Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), hereby establishes an incentive compensation plan to be known as the "Cover-All Technologies Inc. 2005 Stock Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options and stock awards.

        The Plan shall become effective upon the later of the date on which it is adopted by the Board of Directors of the Corporation and the date on which it is approved by the Corporation's stockholders, which is anticipated to be June 7, 2005.

        The purpose of the Plan is to promote the success and enhance the value of the Corporation by linking the personal interests of Participants to those of the Corporation's stockholders, customers and employees, by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Corporation in its ability to motivate, and retain the services of, Participants upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.





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                                   DEFINITIONS

        For purposes of this Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

                (a) "CHANGE IN CONTROL" shall mean: (i) the acquisition (other than from the Corporation) in one or more transactions by any Person, as defined in this Section, of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended) of 50% or more of (A) the then outstanding shares of the securities of the Corporation, or (B) the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of directors (the "Corporation Voting Stock"); (ii) the closing of a sale or other conveyance of all or substantially all of the assets of the Corporation; or (iii) the effective time of any merger, share exchange, consolidation, or other business combination involving the Corporation if immediately after such transaction persons who hold a majority of the outstanding voting securities entitled to vote generally in the election of directors of the surviving entity (or the entity owning 100% of such surviving entity) are not persons who, immediately prior to such transaction, held the Corporation Voting Stock; PROVIDED, HOWEVER, that for purposes of any Plan Award or subplan that constitutes a "nonqualified deferred compensation plan," within the meaning of Code section 409A, the Committee, in its discretion, may specify a different definition of Change in Control in order to comply with the provisions of Code section 409A. For purposes of this Section, a "Person" means any individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, other than employee benefit plans sponsored or maintained by the Corporation and by entities controlled by the Corporation or an underwriter of the Common Stock in a registered public offering.

                (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder.

                (c) "COMMITTEE" shall mean the full Board of Directors of the Corporation or any committee(s) appointed by the Board of Directors to have authority to administer the Plan.

                (d) "COMMON STOCK" shall mean the common stock, par value $0.01 per share, of the Corporation.

                (e) "CORPORATION" shall mean Cover-All Technologies Inc., a Delaware corporation.

                (f) "DISABILITY" shall have the same meaning as the term permanent and total disability under Section 22(e)(3) of the Code.

                (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

                (h) "FAIR MARKET VALUE" of the Corporation's Common Stock on a Trading Day shall mean the last reported sale price for Common Stock or, in case no such reported sale takes place on such Trading Day, the average of the closing bid and asked prices for the Common Stock for such Trading Day, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, but is traded in the over-the-counter market, the closing sale price of the Common Stock or, if no sale is publicly reported, the average of the closing bid and asked quotations for the Common Stock, as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or any comparable system or, if the Common Stock is not listed on NASDAQ or a comparable system, the closing sale price of the Common Stock or, if no sale is publicly reported, the

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average of the closing bid and asked prices, as furnished by two members of the
National Association of Securities Dealers, Inc. who make a market in the Common Stock selected from time to time by the Corporation for that purpose. In addition, for purposes of this definition, a "Trading Day" shall mean, if the Common Stock is listed on any national securities exchange, a business day during which such exchange was open for trading and at least one trade of Common Stock was effected on such exchange on such business day, or, if the Common Stock is not listed on any national securities exchange but is traded in the over-the-counter market, a business day during which the over-the-counter market was open for trading and at least one "eligible dealer" quoted both a bid and asked price for the Common Stock. An "eligible dealer" for any day shall include any broker-dealer who quoted both a bid and asked price for such day, but shall not include any broker-dealer who quoted only a bid or only an asked price for such day. In the event the Corporation's Common Stock is not publicly traded, the Fair Market Value of such Common Stock shall be determined by the Committee in good faith.

                (i) "GOOD CAUSE" shall mean (i) a Participant's willful or gross misconduct or willful or gross negligence in the performance of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Participant of such notice, (ii) a Participant's intentional or habitual neglect of his duties for the Corporation or for any Parent or Subsidiary after prior written notice of such neglect, or (iii) a Participant's theft or misappropriation of funds of the Corporation or of any Parent or Subsidiary or commission of a felony.

                (j) "INCENTIVE STOCK OPTION" shall mean a stock option satisfying the requirements for tax-favored treatment under Section 422 of the Code.

                (k) "NON-QUALIFIED STOCK OPTION" shall mean a stock option which does not satisfy the requirements for tax-favored treatment under Section 422 of the Code.

                (l) "OPTION" shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the provisions of Section V hereof.

                (m) "OPTIONEE" shall mean a Participant who is granted an Option under the terms of this Plan.

                (n) "PARENT" shall mean a parent corporation of the Corporation within the meaning of Section 424(e) of the Code.

                (o) "PARTICIPANT" shall mean any employee or other individual participating under the Plan.

                (p) "PLAN AWARD" shall mean an Option or stock award granted pursuant to the terms of this Plan.

                (q) "SECTION 16" shall mean Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                (r) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                (s) "SUBSIDIARY" shall mean a subsidiary corporation of the Corporation within the meaning of Section 424(f) of the Code.

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                                   SECTION I
                                 ADMINISTRATION

        The Plan shall be administered by the Committee. Subject to the provisions of the Plan, the Committee may establish from time to time such regulations, provisions, proceedings and conditions of Plan Awards which, in its opinion, may be advisable in the administration of the Plan. A majority of the Committee shall constitute a quorum, and, subject to the provisions of Section IV of the Plan, the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee, shall be the acts of the Committee.

                                   SECTION II
                                SHARES AVAILABLE

        Subject to the adjustments provided in Section VII of the Plan, the aggregate number of shares of the Common Stock which may be granted for all purposes under the Plan shall be five million (5,000,000) shares. Shares of Common Stock underlying Plan Awards shall be counted against the limitation set forth in the immediately preceding sentence. If any Plan Award, or portion of a Plan Award, under the Plan expires or terminates unexercised, becomes unexercisable, is settled in cash without delivery of shares of Common Stock, or is forfeited or otherwise terminated, surrendered or canceled as to any shares, or if any shares of Common Stock are repurchased by or surrendered to the Corporation in connection with any Plan Award (whether or not such surrendered shares were acquired pursuant to any Plan Award), or if any shares are withheld by the Corporation, the shares subject to such Plan Award and the repurchased, surrendered and withheld shares shall thereafter be available for further Plan Awards under the Plan; PROVIDED, HOWEVER, that any such shares that are surrendered to or repurchased or withheld by the Corporation in connection with any Plan Award or that are otherwise forfeited after issuance shall not be available for grant of Incentive Stock Options. Plan Awards under the Plan may be fulfilled in accordance with the terms of the Plan with either authorized and unissued shares of the Common Stock, issued shares of such Common Stock held in the Corporation's treasury or shares of Common Stock acquired on the open market.

                                   SECTION III
                                   ELIGIBILITY

        Participation in the Plan is open to any person who is an employee or a consultant of the Corporation, or of any Parent or Subsidiary, as may be selected by the Committee from time to time. The Committee may also grant Plan Awards to individuals in connection with hiring, retention or otherwise, prior to the date the individual first performs services for the Corporation or a Parent or Subsidiary, provided that such Plan Awards shall not become vested or exercisable prior to the date the individual first commences performance of such services.

                                   SECTION IV
                             AUTHORITY OF COMMITTEE

        The Plan shall be administered by, or under the direction of, the Committee, which shall administer the Plan so as to comply at all times with the Exchange Act, to the extent such compliance is required, and, subject to the Code, shall otherwise have plenary authority to interpret the Plan and any grant agreements under the Plan, and to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business. Subject to the provisions of
Section XI hereof, all interpretations and determinations of the Committee may be made on an individual or group basis and shall be final, conclusive and binding on all interested parties. Subject to the express provisions of the Plan, the Committee shall have

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authority, in its discretion, to determine the persons to whom Plan Awards shall be granted, the times when such Plan Awards shall be granted, the number of Plan Awards, the purchase price or exercise price of each Plan Award, the period(s) during which such Plan Award shall be exercisable (whether in whole or in part), the restrictions to be applicable to Plan Awards and the other terms and provisions thereof (which need not be identical). In addition, the authority of the Committee (which may be exercised in its sole discretion) shall include without limitation the following:

                (a) FINANCING. The arrangement of temporary financing for an Optionee by registered broker-dealers, under the rules and regulations of the Federal Reserve Board, for the purpose of assisting the Optionee in the exercise of an Option, such authority to include the payment by the Corporation of the commissions of the broker-dealer;

                (b) PROCEDURES FOR EXERCISE OF OPTION. The establishment of procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by him having a Fair Market Value which shall equal the Option exercise price for the portion exercised and, in cases where a Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any form of "cashless" exercise;

                (c) WITHHOLDING. The establishment of a procedure whereby a number of shares of Common Stock or other securities may be withheld from the total number of shares of Common Stock or other securities to be issued upon exercise of an Option or for the tender of shares of Common Stock owned by the Participant to meet the obligation of withholding for taxes incurred by the Optionee upon such exercise; and

                (d) TYPES OF PLAN AWARDS. The Committee may grant awards in the form of one or more of Incentive Stock Options, Non-Qualified Stock Options and stock awards.

                                   SECTION V
                                  STOCK OPTIONS

        The Committee shall have the authority, in its discretion, to grant Incentive Stock Options or to grant Non-Qualified Stock Options or to grant both types of Options. No Option shall be granted for a term of more than ten (10) years. Notwithstanding anything contained herein to the contrary, an Incentive Stock Option may be granted only to common law employees of the Corporation or of any Parent or Subsidiary now existing or hereafter formed or acquired, and not to any consultant who is not also such a common law employee. The terms and conditions of the Options shall be determined from time to time by the Committee; PROVIDED, HOWEVER, that the Options granted under the Plan shall be subject to the following:

                (a) EXERCISE PRICE. The Committee shall establish the exercise price at the time any Option is granted at such amount as the Committee shall determine; PROVIDED, HOWEVER, that the exercise price for each share of Common Stock purchasable under any Incentive Stock Option granted hereunder shall be such amount as the Committee shall, in its best judgment, determine to be not less than one

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hundred percent (100%) of the Fair Market Value per share of Common Stock at the date the Option is granted; and PROVIDED, FURTHER, that in the case of an Incentive Stock Option granted to a person who, at the time such Incentive Stock Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary which possess more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, the exercise price for each share of Common Stock shall be such amount as the Committee, in its best judgment, shall determine to be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock at the date the Option is granted. The exercise price will be subject to adjustment in accordance with the provisions of Section VII of the Plan.

                (b) PAYMENT OF EXERCISE PRICE. The price per share of Common Stock with respect to each Option shall be payable at the time the Option is exercised. Such price shall be payable in cash or, upon the discretion of the Committee, pursuant to any of the methods set forth in Sections IV(a) or (b) hereof. Shares of Common Stock delivered to the Corporation in payment of the exercise price shall be valued at the Fair Market Value of the Common Stock on the date preceding the date of the exercise of the Option.

                (c) EXERCISABILITY OF OPTIONS. Each Option shall be exercisable in whole or in installments, and at such time(s), and subject to the fulfillment of any conditions on exercisability as may be determined by the Committee at the time of the grant of such Options. The right to purchase shares of Common Stock shall be cumulative so that when the right to purchase any shares of Common Stock has accrued such shares of Common Stock or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option.

                (d) EXPIRATION OF OPTIONS. No Option by its terms shall be exercisable after the expiration of ten (10) years from the date of grant of the Option; PROVIDED, HOWEVER, in the case of an Incentive Stock Option granted to a person who, at the time such Option is granted, owns shares of stock of the Corporation or of any Parent or Subsidiary possessing more than ten percent (10%) of the total combined voting power of all classes of shares of stock of the Corporation or of any Parent or Subsidiary, such Option shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

                (e) EXERCISE UPON DEATH OF OPTIONEE. Subject to the provisions of Section V(h) hereof, in the event of the death of the Optionee prior to his termination of employment with the Corporation or with any Parent or Subsidiary, or within sixty (60) days of the date of such termination (other than for Good Cause), his estate (or other beneficiary, if so designated in writing by the Participant) shall have the right, within one (1) year after the date of death (but in no case after the expiration date of the Option(s)), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which the deceased Optionee had not exercised his Option at the time of his death, but only to the extent such Option or Options were exercisable on the date of his death (or, if provided in an Option Agreement with respect to a particular Optionee, at the date of exercise determined as if the Optionee died on such date).

                (f) EXERCISE UPON DISABILITY OF OPTIONEE. Subject to the provisions of Section and V(h) hereof, if the employment by the Corporation or by any Parent or Subsidiary of an Optionee is terminated because of Disability, he shall have the right, within one (1) year after the date of such termination (but in no case after the expiration of the Option), to exercise his Option(s) with respect to all or any part of the shares of Common Stock as to which he had not exercised his Option at the time of such termination, but only to the extent such Option or Options were exercisable on the date of his termination of employment.

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                (g)     EXERCISE UPON OPTIONEE'S TERMINATION OF EMPLOYMENT. With
respect to Incentive Stock Options, if the employment of an Optionee by the Corporation or by any Parent or Subsidiary is terminated for any reason (including, but not limited to, Good Cause) other than those specified in Sections V(e) and (f) above, then the Optionee shall have the right, within sixty (60) days after the date of such termination, to exercise his vested Options, and thereafter shall forfeit his rights to exercise all of such Options. With respect to any Non-Qualified Stock Options, if the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is terminated for any reason other than for death or disability (as governed by Sections V(e) and (f) above), then, except as otherwise expressly provided in an agreement covering an Option granted to an Optionee, the Optionee shall have the right, within sixty (60) days after the date of such termination, to exercise his vested Options, and thereafter shall forfeit his right to exercise all of such Options. In each case an Option shall only be exercisable to the extent it was exercisable on the date of termination. In all cases, however, if the termination of the Optionee's employment or other relationship with the Corporation or any Parent or Subsidiary is determined by the Committee to have been for Good Cause or with respect to Options that are not vested on the date of termination (unless the option grant agreement provided otherwise), then the Option and all rights thereunder shall terminate on the date of termination of employment or such other relationship.

                (h) MAXIMUM AMOUNT OF INCENTIVE STOCK OPTIONS. Each Plan Award under which Incentive Stock Options are granted shall provide that to the extent the aggregate of the (i) Fair Market Value of the shares of Common Stock (determined as of the time of the grant of the Option) subject to such Incentive Stock Option and (ii) fair market values (determined as of the date(s) of grant of the options) of all other shares of Common Stock subject to incentive stock options granted to an Optionee by the Corporation or any Parent or Subsidiary, which are exercisable for the first time by any individual during any calendar year, exceed(s) one hundred thousand dollars ($100,000), such excess shares of Common Stock shall not be deemed to be purchased pursuant to Incentive Stock Options but shall be deemed to be purchased pursuant to Non-Qualified Stock Options. The terms of the immediately preceding sentence shall be applied by taking options into account in the order in which they are granted.

                                   SECTION VI
                                  STOCK AWARDS

        The Committee may from time to time grant stock awards to eligible Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A stock award may be denominated in Common Stock or other securities, stock-equivalent units, securities or debentures convertible into Common Stock, or any combination of the foregoing, and may be paid in Common Stock or other securities, in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

                                  SECTION VII
                              ADJUSTMENT OF SHARES

                (a) AUTOMATIC ADJUSTMENTS. In the event there is any change in the Common Stock of the Corporation by reason of any of a reorganization, reclassification, recapitalization, stock split, reverse stock split, stock dividend or otherwise, then, the Plan Awards shall, without further action of the Committee, be adjusted to reflect such event, including as applicable, adjustments to the (i) maximum number and kind of shares reserved for issuance under Section II hereof, (ii) number and kind of shares of Common Stock subject to then outstanding Plan Awards, (iii) the exercise price for each share subject to then outstanding Plan Awards, and (iv) any other terms of a Plan Award that are affected by the event.

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Notwithstanding the foregoing, (A) each such adjustment with respect to an
Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (B) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

                (b) DISCRETIONARY ADJUSTMENTS. In the event of any (i) unusual or nonrecurring events affecting the Corporation or the financial statements of the Corporation or any Parent or any Subsidiary, (ii) changes in applicable laws, regulations or accounting principles affecting the Corporation; or (iii) merger, consolidation, combination, spin-off or other similar corporate change (other than a transaction resulting in a Change in Control), then, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to reflect such event, including as applicable, adjustments to the (A) maximum number and kind of shares reserved for issuance under Section II hereof, (B) number and kind of shares of Common Stock subject to then outstanding Plan Awards, (C) the exercise price for each share subject to then outstanding Plan Awards, and (D) any other terms of a Plan Award that are affected by the event. Notwithstanding the foregoing, (I) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code and (II) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be other than an incentive stock option for purposes of Section 422 of the Code.

                (c) CHANGE IN CONTROL TRANSACTIONS. In the event of any transaction resulting in a Change in Control of the Corporation, and except as otherwise determined by the Committee at the time the Plan Award is granted, if no provision is made in connection with the transaction for the continuation or assumption of outstanding Plan Awards by, or for the substitution of the equivalent awards of, the surviving or successor entity or a parent thereof, then all outstanding Plan Awards that are payable in or convertible into Common Stock under this Plan (including unvested Plan Awards) shall be fully vested and immediately exercisable in their entirety and shall terminate upon the effective time of such Change in Control. In the event of such termination, the holders of Plan Awards under the Plan will be permitted, immediately before the Change in Control, to exercise or convert any or all portions of such Plan Awards under the Plan that are then exercisable or convertible or which become exercisable or convertible upon or prior to the effective time of the Change in Control (including upon the acceleration of vesting of such Plan Awards).

                                  SECTION VIII
                            MISCELLANEOUS PROVISIONS

                (a) ADMINISTRATIVE PROCEDURES. The Committee may establish any procedures determined by it to be appropriate in discharging its responsibilities under the Plan. Subject to the provisions of Section XI hereof, all actions and decisions of the Committee shall be final.

                (b) ASSIGNMENT OR TRANSFER. No grant or award of any Incentive Stock Option or any other "derivative security" (as defined by Rule 16a-l(c) promulgated under the Exchange Act) made under the Plan or any rights or interests therein shall be assignable or transferable by a Participant except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of a Participant Options granted hereunder shall be exercisable only by the Participant.

                (c) INVESTMENT REPRESENTATION. In the case of Plan Awards paid in shares of Common Stock or other securities, the Committee may require, as a condition of receiving such securities, that the Participant furnish to the Corporation such written representations and information as the Committee deems appropriate to permit the Corporation, in light of the existence or nonexistence

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of an effective registration statement under the Securities Act to deliver such securities in compliance with the provisions of the Securities Act.

                (d) WITHHOLDING TAXES. The Corporation shall have the right to deduct from all cash payments hereunder any federal, state, local or foreign taxes required by law to be withheld with respect to such payments. In the case of the issuance or distribution of Common Stock or other securities hereunder, the Corporation, as a condition of such issuance or distribution, may require the payment (through withholding from the Participant's salary, reduction of the number of shares of Common Stock or other securities to be issued, or otherwise) of any such taxes. Subject to the Rules promulgated under Section 16 of the Exchange Act (to the extent applicable), and to the consent of the Committee, the Participant, may satisfy the withholding obligations by paying to the Corporation a cash amount equal to the amount required to be withheld or by tendering to the Corporation a number of shares of Common Stock having a value equivalent to such cash amount, or by use of any available procedure as described under Section IV(c) hereof.

                (e) COSTS AND EXPENSES. The costs and expenses of administering the Plan shall be borne by the Corporation and shall not be charged against any award nor to any employee receiving a Plan Award.

                (f) FUNDING OF PLAN. The Plan shall be unfunded. The Corporation shall not be required to segregate any of its assets to assure the payment of any Plan Award under the Plan. Neither the Participants nor any other persons shall have any interest in any fund or in any specific asset or assets of the Corporation or any other entity by reason of any Plan Award, except to the extent expressly provided hereunder. The interests of each Participant and former Participant hereunder is unsecured and shall be subject to the general creditors of the Corporation.

                (g) OTHER INCENTIVE PLANS. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan for employees.

                (h) PLURALS AND GENDER. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

                (i) HEADINGS. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

                (j) SEVERABILITY. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

                (k) PAYMENTS DUE MISSING PERSONS. The Corporation shall make a reasonable effort to locate all persons entitled to benefits under the Plan; however, notwithstanding any provisions of this Plan to the contrary, if, after a period of one (1) year from the date such benefit shall be due, any such persons entitled to benefits have not been located, their rights under the Plan shall stand suspended. Before this provision becomes operative, the Corporation shall send a certified letter to all such persons at their last known address advising them that their rights under the Plan shall be suspended. Subject to all applicable state laws, any such suspended amounts shall be held by the Corporation for a period of one (1) additional year and thereafter such amounts shall be forfeited and thereafter remain the property of the Corporation.

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                (l)     LIABILITY AND INDEMNIFICATION. (i) Neither the
Corporation nor any Parent or Subsidiary shall be responsible in any way for any action or omission of the Committee, or any other fiduciaries in the performance of their duties and obligations as set forth in this Plan. Furthermore, neither the Corporation nor any Parent or Subsidiary shall be responsible for any act or omission of any of their agents, or with respect to reliance upon advice of their counsel provided that the Corporation and/or the appropriate Parent or Subsidiary relied in good faith upon the action of such agent or the advice of such counsel.

                (ii) Except for their own gross negligence or willful misconduct regarding the performance of the dates specifically assigned to them under or their willful breach of the terms of, this Plan, the Corporation, each Parent and Subsidiary and the Committee shall be held harmless by the Participants, former Participants, beneficiaries and their representatives against liability or losses occurring by reason of any act or omission. Neither the Corporation, any Parent or Subsidiary, the Committee, nor any agents, employees, officers, directors or shareholders of any of them, nor any other person shall have any liability or responsibility with respect to this Plan, except as expressly provided herein.

                (m) INCAPACITY. If the Committee shall receive evidence satisfactory to it that a person entitled to receive payment of any Plan Award is, at the time when such benefit becomes payable, a minor, or is physically or mentally incompetent to receive such Plan Award and to give a valid release thereof, and that another person or an institution is then maintaining or has custody of such person and that no guardian, committee or other representative of the estate of such person shall have been duly appointed, the Committee may make payment of such Plan Award otherwise payable to such person to such other person or institution, including a custodian under a Uniform Gifts to Minors Act, or corresponding legislation (who shall be an adult, a guardian of the minor or a trust company), and the release of such other person or institution shall be a valid and complete discharge for the payment of such Plan Award.

                (n) COOPERATION OF PARTIES. All parties to this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

                (o) GOVERNING LAW. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York.

                (p) NONGUARANTEE OF EMPLOYMENT OR OTHER RELATIONSHIPS. Nothing contained in this Plan shall be construed as a contract of employment between the Corporation (or any Parent or Subsidiary), and any employee or Participant, as a right of any employee or Participant to be continued in the employment of or other relationship with the Corporation (or any Parent or Subsidiary), or as a limitation on the right of the Corporation or any Parent or Subsidiary to discharge any of its employees or consultants with or without cause.

                (q) NOTICES. Each notice relating to this Plan shall be in writing and delivered in person or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at 55 Lane Road, Fairfield, New Jersey 07004, Attn: Secretary. All notices to Participants, former Participants, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained in the Committee's records.


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

                (r) WRITTEN AGREEMENTS. Each Plan Award shall be evidenced by a signed written agreement between the Corporation and the Participant containing the terms and conditions of the award and all such Plan Awards shall be subject to the terms and conditions of the Plan.

                                   SECTION IX
                        AMENDMENT OR TERMINATION OF PLAN

        The Board of Directors of the Corporation shall have the right at any time to terminate or from time to time and in any respect to amend or modify the Plan. Except as otherwise provided herein, no amendment, modification or termination of the Plan shall adversely affect any Plan Awards previously granted under the Plan, without the consent of the holder thereof.

                                   SECTION X
                                  TERM OF PLAN

        The Plan shall remain in effect until June 6, 2015, or, if later, the day before the tenth (10th) anniversary of the date this Plan is approved by the stockholders of the Corporation, unless sooner terminated by the Board of Directors. No Plan Awards may be granted under the Plan subsequent to the termination of the Plan.

                                   SECTION XI
                                CLAIMS PROCEDURES

                (a) DENIAL. If any Participant, former Participant or beneficiary is denied any vested benefit to which he is, or reasonably believes he is, entitled under this Plan, either in total or in an amount less than the full vested benefit to which he would normally be entitled, the Committee shall advise such person in writing the specific reasons for the denial. The Committee shall also furnish such person at the time with a written notice containing (i) a specific reference to pertinent Plan provisions, (ii) a description of any additional material or information necessary for such person to perfect his claim, if possible, and an explanation of why such material or information is needed and (iii) an explanation of the Plan's claim review procedure.

                (b) WRITTEN REQUEST FOR REVIEW. Within 60 days of receipt of the information stated in subsection (a) above, such person shall, if he desires further review, file a written request for reconsideration with the Committee.

                (c) REVIEW OF DOCUMENT. So long as such person's request for review is pending (including the 60 day period in subsection (b) above), such person or his duly authorized representative may review pertinent Plan documents and may submit issues and comments in writing to the Committee.

                (d) COMMITTEE'S FINAL AND BINDING DECISION. A final and binding decision shall be made by the Committee within 60 days of the filing by such person of this request for reconsideration; PROVIDED, HOWEVER, that if the Committee, in its discretion, feels that a hearing with such person or his representative is necessary or desirable, this period shall be extended for an additional 60 days.

                (e) TRANSMITTAL OF DECISION. The Committee's decision shall be conveyed to such person in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by such person, the specific references to the pertinent Plan provisions on which the decision is based.

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

                (f) LIMITATION ON CLAIMS. Notwithstanding any provisions of this Plan to the contrary, no Participant (nor the estate or other beneficiary of a Participant) shall be entitled to assert a claim against the Corporation (or against any Parent or Subsidiary) more than three years after the date the Participant (or his estate or other beneficiary) initially is entitled to receive benefits hereunder.

                                  PLAN APPROVAL

Date Approved by the Board:           April 25, 2005

Date Approved by the Stockholders:    June 7, 2005









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